                             LETTER OF TRANSMITTAL

                    TO TENDER ALL OUTSTANDING COMMON SHARES

                                       OF

                               BAAN COMPANY N.V.

                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED JUNE 14, 2000

                                       AT

                              E2.85 NET PER SHARE

                                       BY

                           INVENSYS HOLDINGS LIMITED
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                                  INVENSYS PLC

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 3:00 P.M. AMSTERDAM TIME (9:00 A.M., NEW YORK CITY TIME), ON THURSDAY, JULY 13, 2000,
                         UNLESS THE OFFER IS EXTENDED.

                            The U.S. Depositary is:

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK

             By Mail:                           By Hand:                By Overnight Mail or Courier:
     c/o EquiServe Corporate           c/o Securities Transfer &            c/o Colbent Management
          Reorganization                       Reporting                   Corporate Reorganization
         P.O. Box 842007                 Services, Inc. (STARS)              40 Campanelli Drive
      Boston, MA 02284-2007           100 William Street, Galleria           Braintree, MA 02184
                                        New York, New York 10038
                                         Facsimile Copy Number:
                                             (781) 575-4826
                                      For Confirmation Telephone:
                                             (781) 575-4816

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005

                           For Information Telephone:
             In the U.S. and Canada Call Toll Free: (800) 359-5559
                     All Others Call Collect (212) 269-5550

                            ------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of shares, par value NLG 0.06 per share ("Shares"), of Baan Company N.V., a corporation organized under the laws of The Netherlands ("Baan" or the "Company"), either
(i) if certificates ("Share Certificates") representing U.S. Registered Shares (as defined in the Offer to Purchase dated June 14, 2000 (the "Offer to Purchase")) are to be forwarded herewith or (ii) unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of U.S. Registered Shares are to be made by book-entry transfer into the account of Morgan Guaranty Trust Company of New York, as U.S. Depositary (the "U.S. Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures described under "Book-Entry Transfer" in Section 3 of the Offer to Purchase.

     Holders of U.S. Registered Shares (i) whose Share Certificates are not immediately available, (ii) who cannot deliver their Share Certificates and all other documents required by this Letter of Transmittal to the U.S. Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or (iii) who cannot complete the procedure for delivery by book-entry transfer on a timely basis, must tender their U.S. Registered Shares according to the guaranteed delivery procedure described under "Guaranteed Delivery" in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE U.S. DEPOSITARY.

     HOLDERS OF U.S. REGISTERED SHARES WILL RECEIVE ALL CASH PAYMENTS PURSUANT TO THE OFFER IN U.S. DOLLARS UNLESS THE U.S. HOLDER ELECTS TO RECEIVE ALL SUCH PAYMENTS IN EUROS. See Instruction 8. Shareholders tendering by book-entry transfer who wish to receive cash payments pursuant to the Offer (as defined below) in euros instead of U.S. dollars must submit herewith a copy of the Agent's Message used to tender such U.S. Registered Shares. Holders of U.S. Registered Shares who elect to receive cash payments pursuant to the Offer in euros and who do not tender such Shares by book-entry transfer must provide the U.S. Depositary with wire instructions for an account in The Netherlands to which such payment may be made and have their signature on this Letter of Transmittal guaranteed by an Eligible Institution (as defined in Instruction 1) in accordance with the procedures described under "Signature Guarantees" in
Section 3 of the Offer to Purchase. See Instructions 1 and 8.

     THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED ONLY BY HOLDERS OF U.S. REGISTERED SHARES.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Invensys Holdings Limited, a private limited company organized under the laws of England and Wales ("Offeror"), or its permitted assigns, the U.S. Registered Shares described below in the box titled "Description of Shares Tendered," and directs that each such U.S. Registered Share be tendered for E2.85, net to the seller, in cash, without interest (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal (as any of the foregoing may be amended or supplemented from time to time, collectively constitute the "Offer").

     Although the Offer Price is stated in euros, the undersigned understands that the U.S. Depositary will make all cash payments for U.S. Registered Shares tendered and accepted pursuant to the Offer in U.S. dollars based on the U.S. dollar/euro exchange rate prevailing when funds are made available to the U.S. Depositary unless the undersigned holder of U.S. Registered Shares elects to receive all such payments in euros (see Instruction 8). The undersigned further understands that Offeror reserves the right to transfer or assign, in whole or from time to time in part, to a wholly owned subsidiary of Parent, the right to make the Offer and/or to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Offeror of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

     Subject to, and effective upon, acceptance pursuant to the Offer of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to the order of Offeror, or its permitted assigns, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends or distributions (including additional Shares) declared, paid or issued with respect to the tendered Shares on or after January 1, 2000 and payable or distributable to the undersigned on a date prior to the transfer to the name of Offeror or a nominee or transferee of Offeror on the stock transfer records of Baan of the Shares tendered herewith, and appoints the U.S. Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares) to (a) deliver the tendered Share Certificates or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer, to the U.S. Depositary for the account of Offeror, (b) present such Shares for transfer on the books of Baan and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer. The undersigned authorizes and instructs you, as U.S. Depositary, to deliver the Shares listed below and to receive on behalf of the undersigned, in exchange for Shares the Offer Price.

     The undersigned hereby irrevocably appoints each designee of Offeror as such shareholder's attorney-in-fact and proxy, with full power of substitution, to vote in such manner as such attorney-in-fact and proxy (or any substitute thereof) shall deem proper in its sole discretion, and to otherwise act (including pursuant to written consent) to the full extent of such shareholder's rights with respect to the Shares tendered by such shareholder and accepted for payment by Offeror (and any and all dividends, distributions, rights or other securities issued or issuable in respect of such Shares on or after January 1,
2000). All such proxies are coupled with an interest in the tendered Shares and are irrevocable. This appointment will be effective if, when, and only to the extent that, Offeror accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares and other securities will, without further action, be revoked, and no subsequent proxies may be given (and, if given, will not be deemed effective). The designees of Offeror will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of such shareholder as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Company's shareholders, by written consent in lieu of any such meeting or otherwise. Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Offeror's acceptance for payment of such Shares, Offeror must be able to exercise all rights (including, without limitation, all voting rights) with respect to such Shares and receive all dividends and distributions.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and (b) when such Shares are accepted by Offeror pursuant to the Offer,

Offeror will acquire good, marketable and unencumbered title to such Shares, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the U.S. Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby. In addition, the undersigned shall promptly remit and transfer to the U.S. Depositary for the account of Offeror any distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance and subject to applicable law, the Offeror will be entitled to all rights and privileges as owner of any such distribution of Shares and may withhold the entire Offer Price or deduct from the Offer Price the amount or value thereof, as may be appropriate and equitable under the circumstances.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Offeror, in its sole discretion, which determination shall be final and binding on all parties. Offeror reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which may, in the opinion of its counsel, be unlawful. Except as otherwise described in the Offer to Purchase or in the Offer Agreement (as defined in the Offer to Purchase), Offeror also reserves the absolute right to waive any defect or irregularity in any tender of Shares of any particular shareholder whether or not similar defects or irregularities are waived in the case of other shareholders. None of Offeror, the Depositaries, the Information Agent or any other person will be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give any such notification. Offeror's interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions herein) will be final and binding. See "Determination of Validity" in Section 3 of the Offer to Purchase.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Tenders of Shares made pursuant to the Offer are irrevocable, except that tenders of Shares pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted by Offeror pursuant to the Offer, may also be withdrawn at any time after August 13, 2000 (or such later date as may apply if the Offer is extended), in each case to the fullest extent permitted by the Exchange Act (as defined in the Offer to Purchase) and the rules and regulations promulgated thereunder and applicable Dutch law and according to the procedures described in the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described under "For Holders of U.S. Registered Shares" in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions set forth in the Offer to Purchase.

     Unless otherwise indicated herein under the box "Special Payment Instructions," please (i) issue any check for payment for Shares and/or (ii) issue or return any Share Certificate(s) not tendered or not accepted pursuant to the Offer in the name(s) of the registered holder(s) appearing under the box "Description of Shares Tendered." Similarly, unless otherwise indicated herein under the box "Special Delivery Instructions," please mail (i) any check for payment for Shares and/or (ii) any Share Certificate(s) not tendered or not accepted pursuant to the Offer (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under the box "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please (i) issue any check for payment for Shares and/or (ii) issue or return any Share Certificate(s) not tendered or accepted pursuant to the Offer in the name of, and deliver such check and/or Share Certificate(s) to, the person or persons so indicated. The undersigned acknowledges that any U.S. Registered Shares tendered herewith by book-entry transfer that are not accepted pursuant to the Offer by crediting the account at the Book-Entry Transfer Facility designated in the box "Description of Shares Tendered" will be returned. The undersigned recognizes that Offeror has no obligation, pursuant to the Special Payment Instructions, to transfer any U.S. Registered Shares from the name(s) of the registered holder(s) thereof if Offeror does not accept pursuant to the Offer any of the U.S. Registered Shares so tendered.

               COMPLETE AND SURRENDER THIS LETTER OF TRANSMITTAL
               TOGETHER WITH THE SHARE CERTIFICATES REPRESENTING
                  THE U.S. REGISTERED SHARES TO BE TENDERED IN
                     THE OFFER. SEE ATTACHED INSTRUCTIONS.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution

     DTC Account Number

     Transaction Code Number

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Tendering Shareholder(s)

     Date of Execution of Notice of Guaranteed Delivery

     Window Ticket Number (if any)

     Name of Institution which Guaranteed Delivery

     If Delivery Is By Book-Entry Transfer, complete the following:

     Name of Tendering Institution

     DTC Account Number

     Transaction Code Number

                         DESCRIPTION OF SHARES TENDERED
 PLEASE DESCRIBE IN THIS BOX ALL THE U.S. REGISTERED SHARES THAT YOU ARE TENDERING. IF THERE IS NOT ENOUGH SPACE BELOW TO LIST ALL OF YOUR U.S. REGISTERED SHARES, PLEASE ATTACH A SEPARATE SHEET. A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED FOR SHARES REGISTERED IN DIFFERENT NAMES (SEE INSTRUCTION 5).

------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                              SHARES TENDERED
                 (PLEASE FILL IN, IF BLANK)                            (ATTACH ADDITIONAL LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER
                                                                    SHARE             OF SHARES            NUMBER
                                                                 CERTIFICATE       REPRESENTED BY         OF SHARES
                                                                 NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------
                                                                TOTAL NUMBER
                                                                  OF SHARES
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by shareholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any Share Certificates delivered to the U.S. Depositary are being tendered. See Instruction 4.

 THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME OF THE REGISTERED HOLDER(S) THROUGH GLOBAL INVEST DIRECT.

                              [ ] YES      [ ] NO

 NOTE: IF YOU DO NOT CHECK EITHER OF THE BOXES ABOVE, UNCERTIFICATED SHARES, IF ANY, HELD IN THE NAME OF THE REGISTERED HOLDER(S) THROUGH GLOBAL INVEST DIRECT WILL BE DEEMED TO BE TENDERED. PARTICIPANTS IN THIS PROGRAM DO NOT NEED TO SEND STOCK CERTIFICATES WITH RESPECT TO GLOBAL INVEST DIRECT SHARES. SEE INSTRUCTION 14.

          ------------------------------------------------------------

                         - SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue check/Share Certificates to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                                                                   (ZIP CODE)

          ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                           (SEE SUBSTITUTE FORM W-9)
          ------------------------------------------------------------
          ------------------------------------------------------------

                        - SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail check/Share Certificates to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                                                                   (ZIP CODE)

          ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                           (SEE SUBSTITUTE FORM W-9)
          ------------------------------------------------------------

                         SPECIAL CURRENCY INSTRUCTIONS
                              (SEE INSTRUCTION 8)

[ ] PAYMENT IN EUROS. Check this box if you wish to receive cash payments pursuant to the Offer in euros instead of U.S. dollars. MAKE NO MARK IN THIS BOX IF YOU WISH TO RECEIVE PAYMENTS PURSUANT TO THE OFFER IN U.S. DOLLARS. Shareholders who are tendering U.S. Registered Shares (as defined in the Offer to Purchase) by book-entry transfer and who wish to receive cash payment pursuant to the Offer in euros instead of U.S. dollars must submit herewith a copy of the Agent's Message used to tender such U.S. Registered Shares. Holders of U.S. Registered Shares who elect to receive cash payments pursuant to the Offer in euros and who do not tender such Shares by book-entry transfer must provide the U.S. Depositary with wire instructions for an account in The Netherlands to which such payment may be made and have their signatures on this Letter of Transmittal guaranteed by an Eligible Institution. See Instructions 1 and 8.

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

    (U.S. REGISTERED SHAREHOLDERS NOT TENDERING BY BOOK ENTRY DELIVERY WHO WISH
       TO HAVE THEIR CASH PAYMENT MADE IN EUROS INSTEAD OF U.S. DOLLARS SHOULD
                          PROVIDE WIRE INSTRUCTIONS HERE.)

                     ALL HOLDERS OF U.S. REGISTERED SHARES

                                PLEASE SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
                               SEE INSTRUCTION 5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
               -----------------------------------------------------------------

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Area Code and Telephone Number
                           -----------------------------------------------------

Taxpayer Identification Number or Social Security Number
                                          --------------------------------------
                                                (SEE SUBSTITUTE FORM W-9)

Dated:
--------------------------- , 2000

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature(s)
                   -------------------------------------------------------------

Name  --------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm
           ---------------------------------------------------------------------

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Area Code and Telephone Number
                           -----------------------------------------------------

Dated:
--------------------------- , 2000

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Signatures on Letters of Transmittal must be guaranteed by a firm that is a member in good standing of the Securities Transfer Agents Medallion Program, or by any other firm that is a bank, broker, dealer, credit union or savings association (each of the foregoing being referred to as an "Eligible Institution," and, collectively, as "Eligible Institutions"), except in cases where U.S. Registered Shares are tendered (i) by a registered holder of such U.S. Registered Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. In addition, any holder completing the box labeled "Special Currency Instructions" and not tendering such holder's Shares by book-entry transfer must have its signature guaranteed by an Eligible Institution. See Instruction 8.

     If the Share Certificates evidencing tendered U.S. Registered Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or Share Certificates not accepted pursuant to the Offer or not tendered are to be returned, to a person other than the registered holder(s), the Share Certificates must be endorsed or accompanied by appropriate stock powers, signed exactly as the name(s) of the registered holder(s) appear on such Share Certificates, with the signature(s) on such Share Certificates or stock powers guaranteed as aforesaid. See Instruction 5.

     If Share Certificates evidencing tendered U.S. Registered Shares are forwarded separately to the U.S. Depositary, a properly completed and duly executed copy of this Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either (i) if Share Certificates are to be forwarded herewith or
(ii) unless an Agent's Message is utilized, if tenders of U.S. Registered Shares are to be made pursuant to the procedure for tender by book-entry transfer set forth under "Book-Entry Transfer" in Section 3 of the Offer to Purchase. Share Certificates evidencing tendered U.S. Registered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of U.S. Registered Shares into the U.S. Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in connection with a book-entry delivery of U.S. Registered Shares, and any other documents required by this Letter of Transmittal (or a facsimile hereof), must be received by the U.S. Depositary at one of its addresses set forth herein on or prior to the Expiration Date. Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the U.S. Depositary on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis must tender their U.S. Registered Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure described under "Guaranteed Delivery" in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Offeror, must be received by the U.S. Depositary on or prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered U.S. Registered Shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the U.S. Depositary within three Nasdaq/NMS trading days after the date of execution of such Notice of Guaranteed Delivery, all as set forth under "Guaranteed Delivery" in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE U.S. DEPOSITARY (INCLUDING, IN THE CASE OF TRANSFER BY BOOK-ENTRY, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their U.S. Registered Shares pursuant to the Offer.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of U.S. Registered Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (Not applicable to shareholders tendering by book-entry transfer). If fewer than all the U.S. Registered Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of U.S. Registered Shares which are to be tendered in the box labeled "Number of Shares Tendered." In such case, new Share Certificates for the U.S. Registered Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box labeled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All U.S. Registered Shares represented by Share Certificates delivered to the U.S. Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the U.S. Registered Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the U.S. Registered Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered U.S. Registered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Offeror of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the U.S. Registered Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to or certificates for U.S. Registered Shares not tendered or not accepted pursuant to the Offer are to be issued or returned in the name of a person other than the registered holder(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Offeror will pay any stock transfer taxes with respect to the transfer and sale of U.S. Registered Shares to it or its permitted assigns or its or their order pursuant to the Offer. If, however, payment made pursuant to the Offer is to be made to, or if Share Certificate(s) for U.S. Registered Shares not tendered or accepted pursuant to the Offer are to be registered in the name of, any person other than the registered holder(s) of the tendered U.S. Registered Shares, or if tendered Share Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

     Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If (i) a check is to be issued in the name of (ii) payments for U.S. Registered Shares tendered pursuant hereto are to be issued to, and/or (iii) Share Certificates not tendered or not accepted pursuant to the Offer are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Share Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of

Transmittal must be completed. U.S. Registered Shares not accepted pursuant to the Offer will be returned by crediting the appropriate account at the Book-Entry Transfer Facility.

     8. Special Currency Instructions. Although the Offer Price is stated in euros, the U.S. Depositary will make payments for U.S. Registered Shares tendered and accepted pursuant to the Offer in U.S. dollars based on the U.S. dollar/euro exchange rate prevailing when funds are made available to the U.S. Depositary, unless holders of U.S. Registered Shares elect to receive all such payments in euros. Holders of U.S. Registered Shares who tender U.S. Registered Shares by book-entry transfer and who wish to receive cash payments pursuant to the Offer in euros instead of U.S. dollars must submit with this Letter of Transmittal a copy of the Agent's Message used to tender such U.S. Registered Shares. Holders of U.S. Registered Shares who elect to receive cash payments pursuant to the Offer in euros and who do not tender such Shares by book-entry transfer must provide the U.S. Depositary with wire instructions for an account in The Netherlands to which such payment may be made and have their signatures on this Letter of Transmittal guaranteed by an Eligible Institution. See Instructions 1 and 8.

     For holders who tender U.S. Registered Shares pursuant to the Offer, and do not opt to receive cash payments in euros, all cash payable to such holders will be converted, without charge, from euros to U.S. dollars at the exchange rate prevailing when funds are made available by Offeror to the U.S. Depositary for delivery in respect of the applicable U.S. Registered Shares.

     THE ACTUAL AMOUNT OF U.S. DOLLARS RECEIVED WILL DEPEND UPON THE U.S. DOLLAR/EURO EXCHANGE RATE PREVAILING ON THE DATE ON WHICH FUNDS ARE MADE AVAILABLE TO THE U.S. DEPOSITARY BY OFFEROR. HOLDERS OF U.S. REGISTERED SHARES SHOULD BE AWARE THAT THE EXCHANGE RATE THAT IS PREVAILING ON THE DATE ON WHICH SUCH HOLDER EXECUTES THIS LETTER OF TRANSMITTAL AND ON THE DATE OF DISPATCH OF PAYMENT MAY BE DIFFERENT FROM THAT PREVAILING ON THE DATE ON WHICH FUNDS ARE MADE AVAILABLE TO THE U.S. DEPOSITARY BY OFFEROR. See "Exchange Rates" in
Section 8 of the Offer to Purchase for historical information regarding the U.S. dollar/euro exchange rates. In all cases, fluctuations in the U.S. dollar/euro exchange rate are at the risk of tendering holders of U.S. Registered Shares who do not elect to receive their cash payments in euros. Such currency exchange will be effected by Offeror or the U.S. Depositary on behalf of each requesting holder of U.S. Registered Shares and Offeror shall have no responsibility or obligation with respect to any such currency exchange effected by the U.S. Depositary.

     9. Waiver Of Conditions. The conditions of the Offer may be waived by Offeror from time to time in accordance with, and subject to the limitations described in, the Offer to Purchase. See "Certain Conditions to the Offer" in
Section 14 of the Offer to Purchase.

     10. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a shareholder whose tendered U.S. Registered Shares are accepted pursuant to the Offer is required to provide the U.S. Depositary with such shareholder's correct taxpayer identification number ("TIN") (or certify that such taxpayer is awaiting a TIN) and provide certain other information by completing the Substitute Form W-9 below. Failure to complete the Substitute Form W-9 will not by itself cause U.S. Registered Shares to be deemed invalidly tendered. If, however, the U.S. Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to U.S. Registered Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the U.S. Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the U.S. Depositary is required to withhold 31% of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the appropriate information is furnished to the Internal Revenue Service.

     If the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future and so indicates on the Substitute Form W-9, the U.S. Depositary will retain 31% of all payments made prior to the time a properly certified TIN is provided to the U.S. Depositary. If the shareholder properly certifies its TIN to the U.S. Depositary within 60 days of the date of the Substitute Form W-9, the U.S. Depositary will remit such amount retained to the shareholder and no further amounts will be retained or withheld from any payment made to the shareholder thereafter. If, however, the shareholder has not properly certified its TIN to the U.S. Depositary within such 60-day period, the U.S. Depositary will remit such previously retained amount to the Internal Revenue Service as backup withholding.

     The shareholder is required to give the U.S. Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the U.S. Registered Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the U.S. Registered Shares unless payment is to be made to a beneficial owner other than the registered holder pursuant to "Special Payment Instructions" or "Special Delivery Instructions." In such a case, backup withholding will apply unless such beneficial owner, rather than the registered holder, completes the Substitute Form W-9. If the U.S. Registered Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     11. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth in this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     12. Lost, Destroyed or Stolen Certificates. If any Share Certificate has been lost, destroyed or stolen, the shareholder should promptly notify the U.S. Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

     13. Correction of or Change in Name. For a correction of name or for a change in name which in either case does not involve a change of ownership, proceed as follows: (i) for a change of name, by marriage, etc., the surrendered Share Certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by an Eligible Institution; and (ii) for a correction in name, the surrendered Share Certificate(s) should be endorsed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed by an Eligible Institution. See Instruction 1.

     14. Global Invest Direct Plan Participants. If you are a participant in the Baan Global Invest Direct Plan (the "GID"), you must so indicate by checking the box headed "Global Invest Direct Plan Participants" above. Participants in the GID do not need to send Share Certificates for Shares held through the GID or a Notice of Guaranteed Delivery. By sending in this Letter of Transmittal and indicating you are a participant in the GID, you authorize the transfer agent for the Shares (i) to place a stop against the aforementioned number of shares held in the GID pending the passing of the Expiration Date or the undersigned's withdrawal of tender and (ii) to follow the directions for delivery to the U.S. Depositary following the Expiration Date.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareholder whose tendered U.S. Registered Shares are accepted for payment is required to provide the U.S. Depositary with such shareholder's correct TIN on the Substitute Form W-9. If such shareholder is an individual, the TIN is such shareholder's social security number. If the U.S. Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to U.S. Registered Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the U.S. Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the U.S. Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding on payments that are made to a shareholder with respect to U.S. Registered Shares purchased pursuant to the Offer, the shareholder is required to notify the U.S. Depositary of such shareholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the U.S. Depositary the social security number or employer identification number of the registered holder of the U.S. Registered Shares. If the U.S. Registered Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

---------------------------------------------------------------------------------------------------------------
                      TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS (SEE INSTRUCTION 10)
---------------------------------------------------------------------------------------------------------------

  Name:
---------------------------------------------------------------------------------------------------------------
  Address:
---------------------------------------------------------------------------------------------------------------
              -------------------------------------------------------------------------------------------------

  Check Appropriate Box:
               Individual       [ ]       Corporation       [ ]
               Partnership      [ ]       Other(specify)    [ ]  -----------------
---------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                         PART I--PLEASE PROVIDE YOUR TIN IN THE
  FORMW-9                            BOX AT THE RIGHT AND CERTIFY BY SIGNING     TIN: -----------------------
                                     AND DATING BELOW.                              Social Security Number
                                                                                          or Taxpayer
                                                                                     Identification Number
                                   ----------------------------------------------------------------------------
  DEPARTMENT OF THE
  TREASURY, INTERNAL                 PART II--For Payees exempt from backup withholding, see the enclosed
  REVENUE SERVICE                    Guidelines for Certification of Taxpayer Identification Number on
                                     Substitute Form W-9 and complete as instructed therein
                                     --------------------------------------------------------------------------
  PAYOR'S REQUEST FOR
  TAXPAYER IDENTIFICATION            Certification--Under penalties of perjury, I certify that:
  NUMBER ("TIN")
  AND CERTIFICATION                  (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
                                     (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                                         Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the
                                         IRS has notified me that I am no longer subject to backup withholding
                                     --------------------------------------------------------------------------

                                     SIGNATURE:  _______________________________________   DATE: ____________
---------------------------------------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines).

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------------------------
                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social
 Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld, but such amounts will be refunded to me if I then provide a Taxpayer Identification Number within (60) days.
  Signature: ______________________________________________________ Date: ---------------------
--------------------------------------------------------------------------------------------------

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                   In the U.S. Call Toll Free: (800) 359-5559
                    All Others Call Collect: (212) 269-5550